Dreyfus New Leaders
Fund, Inc.

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                 Dreyfus New Leaders Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New Leaders Fund, Inc. covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Paul Kandel and Hilary Woods.

While mid-cap stock prices were modestly higher over the past six months, as measured by the Russell Midcap Index, the period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between January and mid-March, stocks of all sizes generally continued to advance, led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology stocks corrected sharply over concerns about rising interest rates and extremely high valuations. Other sectors of the stock market also declined, erasing most of the gains achieved earlier in the year.

Overall, mid-capitalization stocks generally outperformed large-cap and small-cap stocks during the period, particularly in the growth-oriented segment of the market which is dominated by technology companies. In our view, these short-term swings in investor sentiment highlight once again the importance of broad diversification and a long-term perspective for most investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New Leaders Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus New Leaders Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 2000, Dreyfus New Leaders Fund, Inc. produced a total return of 10.56%.(1) This compares with a total return of 5.69% for the fund's benchmark, the Russell 2500 Index, for the same period.(2)

We attribute the fund' s strong performance to our success in identifying attractive individual investment opportunities among a wide range of sectors, industries and investment styles. The fund also succeeded in emphasizing some of the market's strongest sectors and de-emphasizing some of market's weakest sectors.

What is the fund's investment approach?

The fund invests primarily in a diversified portfolio of small- and mid-size companies, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings growth. We also consider factors that we believe are likely to affect a stock's performance, such as changes in a company's management or organizational structure.

Our investment approach targets both growth-oriented stocks (those of companies with earnings that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a variety of financial measurements) , and stocks that exhibit both growth and value characteristics. We further diversify among the market's various industries and sectors, supervising a team of sector managers, each of whom make buy-and-sell decisions within their respective areas of expertise.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Volatile market conditions prevailed during the first six months of 2000. Strong economic growth in the United States generated concerns about prospects for rising inflation, which prompted the Federal Reserve Board to raise short-term interest rates. In this environment of uncertainty, the stock market rose and fell rapidly, with both growth- and value-oriented stocks advancing and retreating at various times. Technology emerged as the strongest sector of the equity market, although prices of many of the most speculative technology stocks fell sharply in mid-March as investors focused on companies exhibiting financial stability and profitability. Energy stocks also climbed higher, boosted by rising prices for oil and natural gas. Many other sectors did not fare as well. In particular, consumer staples companies faced a highly competitive global environment that curtailed profitability and limited their ability to increase prices.

These conditions affected our allocation of the fund's assets. We added to our position in technology, a move that generally increased returns despite disappointments in a few of our holdings. Our best performers in technology focused on optical networking companies helping to provide broadband access to the Internet, such as Ciena; cable equipment companies benefiting from the rapid deployment of digital cable systems, such as Scientific-Atlanta; and semiconductor companies, such as Altera, that are meeting rapidly growing demand for semiconductor chips in a wide variety of applications.

We also held a larger percentage of stocks in the energy sector than the Russell 2500 Index, successfully capitalizing on rising commodity prices through our investments in the oilfield services outfit ENSCO International and exploration and production companies such as Apache. On the other hand, we limited the fund' s exposure to utilities, a sector that often suffers when energy prices rise. Although the utilities component of the Russell 2500 Index performed poorly, the telecommunications utilities in which we invested, such as Metromedia Fiber Network, generally performed strongly.

The fund's weakest performance resulted in the consumer staples sector. Although fundamentals for most of our holdings in this sector remained unchanged, market volatility took a toll on several holdings, such as Tiffany & Co., the well-known jewelry company, and Gemstar International, best known for its VCR Plus+ system. We also experienced disappointing results from many of our financial sector holdings, which suffered from the rising interest-rate environment and several company-specific problems.

What is the fund's current strategy?

As of the end of the reporting period, we have reduced our exposure to most types of cyclicals, such as housing, autos, industrial commodities and machinery, in light of lower than expected employment and economic figures, indicating that the rate of U.S. economic growth may be slowing. Conversely, we have initiated positions in cyclicals which we anticipate may benefit from a plateauing in energy prices. We have also reduced our holdings in the technology and energy sectors, bringing the fund's allocations in these sectors more in line with that of the benchmark. We have replaced those holdings with consumer, health care and financial stocks, many of which have fallen to levels we consider attractive. We continue to adhere to our blended growth-and-value investment strategy in seeking to outperform the Russell 2500 Index.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)



COMMON STOCKS--94.4%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DURABLES--1.8%

SPX                                                                                             105,000  (a)          12,698,438

CONSUMER NON-DURABLES--2.1%

International Flavors & Fragrances                                                              310,000                9,358,125

Nabisco Group Holdings                                                                          231,400                6,001,938

                                                                                                                      15,360,063

CONSUMER SERVICES--6.7%

AMFM                                                                                            170,000  (a)          11,730,000

Hispanic Broadcasting                                                                           280,000  (a)           9,275,000

Infinity Broadcasting, Cl. A                                                                    437,500  (a)          15,941,406

USA Networks                                                                                    510,000  (a)          11,028,750

                                                                                                                      47,975,156

ELECTRONIC TECHNOLOGY--16.6%

Ciena                                                                                           185,000  (a)          30,837,180

Flextronics International                                                                       240,000  (a)          16,485,000

Gemstar International                                                                           278,000  (a)          17,083,969

Northrop Grumman                                                                                115,000                7,618,750

Sawtek                                                                                          125,000                7,195,313

Scientific-Atlanta                                                                              305,000               22,722,500

Teradyne                                                                                        229,000  (a)          16,831,500

                                                                                                                     118,774,212

ENERGY MINERALS--5.9%

Anadarko Petroleum                                                                              225,000               11,095,313

Apache                                                                                          185,000               10,880,313

Santa Fe International                                                                          325,000               11,354,688

Union Pacific Resources Group                                                                   400,000                8,800,000

                                                                                                                      42,130,314

FINANCE--8.4%

Charter One Financial                                                                           375,007                8,625,161

Compass Bancshares                                                                              400,000                6,825,000

First Virginia Banks                                                                            255,000                8,877,188

John Hancock Financial Services                                                                 475,000               11,251,563

T. Rowe Price Associates                                                                        150,000                6,375,000

Protective Life                                                                                 370,000                9,851,250

XL Capital, Cl. A                                                                               155,000                8,389,375

                                                                                                                      60,194,537


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH TECHNOLOGY--13.7%

ALZA                                                                                            175,000  (a)          10,346,875

Abgenix                                                                                         104,000               12,465,375

Allergan                                                                                        200,000               14,900,000

Sepracor                                                                                        170,000  (a)          20,506,250

St. Jude Medical                                                                                235,000  (a)          10,780,625

Teva Pharmaceutical Industries, A.D.R.                                                          265,000               14,690,938

Watson Pharmaceuticals                                                                          275,000  (a)          14,781,250

                                                                                                                      98,471,313

INDUSTRIAL SERVICES--3.8%

ENSCO International                                                                             325,000               11,639,063

Fluor                                                                                           265,000                8,380,625

Weatherford International                                                                       185,000  (a)           7,365,312

                                                                                                                      27,385,000

MISCELLANEOUS--.1%

STI Holdings                                                                                     81,984  (a,b,c)         311,539

NON-ENERGY MINERALS--1.1%

Placer Dome                                                                                     850,000                8,128,125

PROCESS INDUSTRIES--4.9%

Bowater                                                                                         145,000                6,398,125

Eastman Chemical                                                                                200,000                9,550,000

Engelhard                                                                                       550,000                9,384,375

Goodrich (B.F.)                                                                                 285,000                9,707,813

                                                                                                                      35,040,313

PRODUCER MANUFACTURING--2.0%

CNH Global                                                                                      700,000  (a)           6,475,000

Navistar International                                                                          250,000  (a)           7,765,625

                                                                                                                      14,240,625

RETAIL TRADE--2.6%

Family Dollar Stores                                                                            500,000                9,781,250

Tiffany & Co.                                                                                   135,000                9,112,500

                                                                                                                      18,893,750

SEMICONDUCTORS--10.5%

ASM Lithography Holding, N.V.                                                                   375,000  (a)          16,546,875

Altera                                                                                          230,000  (a)          23,445,625

International Rectifier                                                                         125,000  (a)           7,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS (CONTINUED)

National Semiconductor                                                                          320,000  (a)          18,160,000

Vitesse Semiconductor                                                                           140,000  (a)          10,298,750

                                                                                                                      75,451,250

TECHNOLOGY SERVICES--4.2%

Art Technology Group                                                                            125,000               12,617,188

Intuit                                                                                          250,000  (a)          10,343,750

Park Place Entertainment                                                                        575,000  (a)           7,007,813

                                                                                                                      29,968,751

TRANSPORTATION--1.5%

Expeditors International of Washington                                                          225,000               10,687,500

UTILITIES--8.5%

CP&L Energy                                                                                     275,000                8,782,813

Dynegy, Cl. A                                                                                   210,000               14,345,625

ITC DeltaCom                                                                                    520,000  (a)          11,602,500

Metromedia Fiber Network, Cl. A                                                                 380,000  (a)          15,081,250

Time Warner Telecom, Cl. A                                                                      165,000               10,621,875

                                                                                                                      60,434,063

TOTAL COMMON STOCKS

   (cost $394,322,172)                                                                                               676,144,949
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS --.1%
------------------------------------------------------------------------------------------------------------------------------------

STI HOLDINGS

  Ser. A, 6%, Cum. Conv.

   (cost $931,463)                                                                              243,385  (a,b,c)         924,863



                                                                                              Principal
SHORT-TERM INVESTMENTS--6.9%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.60%, 8/24/2000                                                                           6,026,000                5,977,913

   5.54%, 8/31/2000                                                                           3,395,000                3,363,936

   5.73%, 9/7/2000                                                                              861,000                  852,080

   5.78%, 9/14/2000                                                                          14,912,000               14,741,406

   5.67%, 10/5/2000                                                                          24,887,000               24,515,935

TOTAL SHORT-TERM INVESTMENTS

   (cost $49,433,357)                                                                                                 49,451,270
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $444,686,992)                                                            101.4%              726,521,082

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.4%)             (10,231,039)

NET ASSETS                                                                                       100.0%              716,290,043

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN NON-CONTROLLED AFFILIATES (COST $1,243,000)--SEE NOTE 1(D).

(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
SECURITIES, WITH AN AGGREGATE VALUE OF $1,236,402 REPRESENTS APPROXIMATELY .17%
OF NET ASSETS:


                                                     Acquisition           Purchase
Issuer                                                      Date          Price ($)             Net Assets (%)  Valuation ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings                                             1/13/95               3.80                        .04               3.80

STI Holdings,
   Ser. A, 6%, Cum. Conv.                        7/12/93-1/13/95               3.80                        .13               3.80

((+)) THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
      THE DIRECTION OF THE BOARD OF DIRECTORS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           444,686,992   726,521,082

Cash                                                                      1,027

Dividends receivable                                                  1,242,888

Receivable for shares of Common Stock subscribed                        213,084

Prepaid expenses                                                         17,589

                                                                    727,995,670
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           663,121

Payable for investment securities purchased                           9,277,116

Payable for shares of Common Stock redeemed                           1,691,376

Accrued expenses                                                         74,014

                                                                     11,705,627
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      716,290,043
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     366,735,404

Accumulated investment (loss)                                         (208,336)

Accumulated net realized gain (loss) on investments                  67,928,885

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            281,834,090
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      716,290,043
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      13,419,733

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   53.38

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9,064 foreign taxes withheld at source)      2,951,873

Interest                                                               705,336

TOTAL INCOME                                                         3,657,209

EXPENSES:

Management fee--Note 3(a)                                            2,623,952

Shareholder servicing costs--Note 3(b)                               1,118,306

Professional fees                                                       29,078

Custodian fees--Note 3(b)                                               26,810

Directors' fees and expenses--Note 3(c)                                 22,670

Prospectus and shareholders' reports                                    20,305

Registration fees                                                       11,173

Loan commitment fees--Note 2                                             2,770

Miscellaneous                                                           10,481

TOTAL EXPENSES                                                       3,865,545

INVESTMENT (LOSS)                                                    (208,336)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             69,801,498

Net unrealized appreciation (depreciation) on investments              135,790

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              69,937,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                69,728,952

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                            June 30, 2000         Year Ended
                                              (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (208,336)            (511,706)

Net realized gain (loss) on investments        69,801,498         105,055,980

Net unrealized appreciation (depreciation)
   on investments                                 135,790          94,099,759

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   69,728,952         198,644,033
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS             (34,529,376)         (71,263,590)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  91,036,706         187,240,492

Dividends reinvested                           33,033,951          68,092,489

Cost of shares redeemed                     (116,346,665)        (394,139,085)

Redemption fee                                     15,672              28,029

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              7,739,664        (138,778,075)

TOTAL INCREASE (DECREASE) IN NET ASSETS        42,939,240         (11,397,632)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           673,350,803          684,748,435

END OF PERIOD                                 716,290,043          673,350,803
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,729,151            4,044,076

Shares issued for dividends reinvested            624,342            1,379,412

Shares redeemed                               (2,221,657)          (8,710,510)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     131,836          (3,287,022)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                            June  30, 2000                                   Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999         1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               50.67         41.31        44.35         40.74          37.39         31.33

Investment Operations:

Investment income (loss)--net                         (.02)(a)      (.04)(a)     (.10)         (.14)         (.05)           .06

Net realized and unrealized
   gain (loss) on investments                         5.35         15.33        (1.78)         7.99          6.47           9.17

Total from
   Investment Operations                              5.33         15.29        (1.88)         7.85          6.42           9.23

Distributions:

Dividends from investment
   income--net                                          --            --          --            --             --           (.07)

Dividends from net realized
   gain on investments                              (2.62)        (5.93)        (1.17)         (4.24)        (3.07)        (3.10)

Total Distributions                                 (2.62)        (5.93)        (1.17)         (4.24)        (3.07)        (3.17)

Redemption fee added to
   paid-in capital                                    .00(b)        .00(b)        .01             --            --            --

Net asset value, end of period                       53.38        50.67         41.31          44.35         40.74         37.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     10.56(c)     37.42         (3.95)         19.54         17.31         29.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .55(c)      1.13          1.14           1.12          1.17         1.19

Ratio of net investment
   income (loss) to average
   net assets                                         (.03)(c)     (.08)         (.21)          (.33)         (.15)         .17

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           --            --            --             --          .02

Portfolio Turnover Rate                             45.73(c)      95.49        107.38          82.28         102.22      108.80
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                       716,290      673,351       684,748        859,534        780,999     606,945

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  New  Leaders Fund, Inc. (the "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $4,053 during the period ended June 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Affiliated issuers: Issuers in which the fund held 5% or more of the outstanding voting securities are defined as "affiliated" in the Act. The following summarizes non-controlled affiliated issuers during the period ended June 30, 2000:


                                                             Shares
                                   ----------------------------------------------------------
                                   Beginning                                         End of       Dividend            Market
Name of issuer                     of Period         Purchases      Sales            Period      Income ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

STI Holdings
(Common)                              81,984                --         --            81,984              --            311,539

STI Holdings
(Conv. Preferred)                    243,385                --         --           243,385              --            924,863


(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually,

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also contemplates dividends on securities sold short), and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended June 30, 2000, there was no expense reimbursement pursuant to the Agreement.


(b) Under the Shareholder Services Plan, the fund pays the distributor, at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2000, the fund was charged $874,651 pursuant to the Shareholder Services Plan, of which $592,616 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $129,049 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $26,810 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made
through    the    use    of    the    fund's    exchange    privilege.

(e) During the period ended June 30, 2000, the fund incurred total brokerage commissions of $799,926, of which $25,555 was paid to Dreyfus Brokerage
Services,   a   wholly-owned   subsidiary   of  Mellon  Financial  Corporation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $309,961,796 and $357,879,816, respectively.

At June 30, 2000, accumulated net unrealized appreciation on investments was $281,834,090, consisting of $294,681,443 gross unrealized appreciation and $12,847,353 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus New Leaders Fund, Inc
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   085SA006